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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors and Stockholders
General Communication, Inc.:

    We hereby consent to the use of our report dated February 27, 1996 regarding Alaska Cablevision, Inc., and to the reference to our Firm under the heading "Experts" in the Registration Statement on Form S-3 for an equity offering by General Communication, Inc.

                                          /s/ CARL & CARLSEN
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                                          CARL & CARLSEN

Edmonds, Washington
May 29, 1997